EXHIBIT 10.2

                            FIRST AMENDMENT TO
                        PURCHASE AND SALE AGREEMENT

     This First Amendment to Purchase and Sale Agreement ("this Amendment") by and among EDWARD MIKE DAVIS, an unmarried man ("Davis"), EDWARD MIKE DAVIS, L.L.C., a privately-held limited liability company organized and existing under the laws of the State of Nevada ("Davis LLC") (collectively Davis and Davis LLC are called the "Seller"), and DELTA PETROLEUM CORPORATION, a publicly-held corporation organized and existing under the laws of the State of Colorado ("Buyer") (the "Agreement") and is entered into this 12th day of September 2003.

                                RECITALS:

     A. Seller and Purchaser are parties to that certain PURCHASE AND SALE AGREEMENT dated effective as of the 1st day of August, 2003, by and among EDWARD MIKE DAVIS, an unmarried man ("Davis"), EDWARD MIKE DAVIS, L.L.C., a privately-held limited liability company organized and existing under the laws of the State of Nevada ("Davis LLC") (collectively Davis and Davis LLC are called the "Seller"), and DELTA PETROLEUM CORPORATION, a publicly-held corporation organized and existing under the laws of the State of Colorado ("Buyer") (the "Agreement").

     B. Seller and Purchaser agree to amend the terms of the Agreement as provided in this Amendment to change the payment terms of the Eight Million Dollars ($8,000,000) to a combination of cash and a secured promissory note.

                              AGREEMENT:

     For good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree the Recitals are true and correct and by this reference incorporated as if fully set forth and as follows:

     1. Capitalized Terms. Capitalized terms not defined in this Amendment have the meanings given to them in the Agreement.

     2. Amendment. The parties amend the Agreement in accordance with the following terms and conditions:

     A.     Delete from Section 2.1  Initial Purchase Price the following

          " The initial purchase price for the Interests shall be comprised of Eight Million Dollars ($8,000,000) paid by bank wire transfer (the "Money Payment") and One Million (1,000,000) shares of Buyer's Common Stock (the "Initial Stock Payment")."

     B.     Insert in its place the following:

          " The initial purchase price for the Interests shall be comprised of Eight Million Dollars ($8,000,000) to be paid (i) Two Million Dollars ($2,000,000) by bank wire transfer on the Closing Date ("Cash Payment") and (ii) delivery on the Closing Date of a promissory note in the amount of Six Million Dollars ($6,000,000) at the Prime lending rate of the Bank of Oklahoma N.A. plus two percent (2.0%), in the form substantially similar to that form attached hereto and made a part hereof as Exhibit 2.1 A, secured by a first position deed of trust on the Section 12 Field in the form substantially similar to that form attached hereto and made a part hereof as Exhibit 2.1 B and UCC security interests in the equipment and the like, in the form substantially similar to that form attached hereto and made a part hereof as Exhibit 2.1 B, due and payable by bank wire transfer initiated no later than 10:00 AM, MDST, on the 3rd day of October, 2003 ("Promissory Note") (collectively the Cash Payment and the Promissory Note are called the "Money Payment") and One Million (1,000,000) shares of Buyer's Common Stock (the "Initial Stock Payment").

     3. Effects of Amendment; Entire Agreement. This Amendment constitutes the entire agreement between the parties with respect to the subject matters set forth in this Amendment and supercedes all prior understandings or agreements between the parties related to those subject matters. Except as modified by this Amendment, the Agreement shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control to the extent necessary to resolve the conflict or inconsistency.

     4. Heirs, Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

     5. Authority. Each party represents to the other that it has full right, power, and authority to execute this Amendment.

     6. Applicable Law. This Amendment shall be governed by the laws of the State of Colorado, without reference to the conflicts of laws principles of that state which would result in the application of the law of any other jurisdiction.

     7. Counterparts; Facsimiles. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one original document. A counterpart of this Amendment transmitted by facsimile shall, if it is executed, be deemed in all respects to be an original document, and any signature on it shall be deemed an original signature and shall have the same binding legal effect as an original executed counterpart of this Amendment.





                      [Next page is the signature page.]

EXECUTED in duplicate as of the date first above stated,



                    SELLER:

                    EDWARD MIKE DAVIS, L.L.C.


                    By /s/ Edward Mike Davis
                       ---------------------------------


                    and

                    EDWARD MIKE DAVIS, an unmarried man


                    /s/ Edward Mike Davis
                    ------------------------------------


                    BUYER:

                    DELTA PETROLEUM CORPORATION



                    By /s/ Roger A. Parker
                       ---------------------------------
                       Roger A. Parker
                       President and Chief Executive Officer

                            EXHIBIT 2.1 A
   To The First Amendment to the Purchase and Sale Agreement by and among EDWARD MIKE DAVIS, EDWARD MIKE DAVIS, L.L.C and DELTA PETROLEUM CORPORATION,

                           PROMISSORY NOTE

$6,000,000.00 (U.S.)                                         Denver, Colorado
                                                           September 19, 2003

          For value received, the undersigned, DELTA PETROLEUM CORPORATION, a Colorado corporation ("Borrower"), hereby promises to pay to the order of EDWARD MIKE DAVIS, a single person ( "Lender"), at 200 Rancho Circle, Las Vegas, Nevada 89107, or at any other place designated at any time by the holder hereof, by bank wire transfer to the account of Edward Mike Davis, Account No. 750027054, at the Bank of America, P.O. Box 98600, Las Vegas Nevada 89193, telephone number (702) 654-7900, Bank Routing Number 122400724, the principal sum of SIX MILLION DOLLARS ($6,000,000.00), together with interest on the principal amount hereunder from September 19, 2003 until this
Note is fully paid at a rate equal to the prime plus two percent, as established by Bank of Oklahoma, N.A., in Oklahoma City, Oklahoma (computed based on a 360 day year) but in no event greater than the maximum lawful rate permitted by applicable law (the "Interest Rate").

          The principal hereof and interest accruing thereon shall be due and payable in full in the legal currency of the United States of America on October 3, 2003 (the "Loan Maturity Date"). This Note may be prepaid.

          This Note is issued in connection with the acquisition by the Borrower of oil and gas interests in Colorado on or about the date hereof. This Note is subject to and is payable in accordance with the terms of that certain First Amendment to Purchase and Sale Agreement dated September 11, 2003, by and among Borrower, Lender and Edward Mike Davis, L.L.C., a privately held limited liability company.

          This Note is secured, among other things, by that certain Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing, and may now or hereafter be secured by one or more other security agreements, pledges, assignments, agreements or other instruments.

          The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, if this Note is not paid when due, whether or not legal proceedings are commenced.

          Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                              DELTA PETROLEUM CORPORATION


                              By ____________________________
                              Name:  Roger A. Parker
                              Its:   President and Chief Executive Officer

                              EXHIBIT 2.1 B
  To The First Amendment to the Purchase and Sale Agreement by and among EDWARD MIKE DAVIS, EDWARD MIKE DAVIS, L.L.C and DELTA PETROLEUM CORPORATION,

          MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT,
                    FIXTURE FILING AND FINANCING STATEMENT

                                  FROM

                         DELTA PETROLEUM CORPORATION
                     (Taxpayer I.D. No. _______________)

                                   TO

           THE PUBLIC TRUSTEE OF WASHINGTON COUNTY, TRUSTEE
                                  AND
                     EDWARD MIKE DAVIS, MORTGAGEE
                  (Taxpayer I.D. No. _____________)

                      Dated September 19, 2003

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT. THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN, AND (B) AS-EXTRACTED COLLATERAL RELATED TO REAL PROPERTY DESCRIBED HEREIN (INCLUDING WITHOUT LIMITATION, OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD THEREOF). THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTIES WHERE THE REAL PROPERTY IS LOCATED AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

THIS DOCUMENT PREPARED BY AND
WHEN RECORDED SHOULD BE RETURNED TO:

Stephen J. Sullivan
Welborn Sullivan Meck & Tooley, P.C.
821 17th Street, Suite 500
Denver, Colorado 80202

          MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT,
               FIXTURE FILING AND FINANCING STATEMENT
                          (this "Mortgage")

                               ARTICLE I.

                 Granting Clauses; Secured Indebtedness

     Section 1.1. Grant and Mortgage. DELTA PETROLEUM CORPORATION, a Colorado corporation ("Mortgagor"), for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagee in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby (a) GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to THE PUBLIC TRUSTEE OF WASHINGTON COUNTY, Trustee (the "Trustee"), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, those of the following described properties, rights and interests which are located in (or cover properties located in) the state of Colorado (the "Deed of Trust Mortgaged Properties"), and (b) MORTGAGE ASSIGN, WARRANT, PLEDGE AND HYPOTHECATE to EDWARD MIKE DAVIS ("Mortgagee") and grant to Mortgagee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all of the following described rights, interests and properties which were not granted to Trustee in clause
(a) above (the "Other Mortgaged Properties"):

          A. (i) The oil, gas and other mineral properties, mineral servitudes, and mineral rights described in Exhibit A attached hereto and made a part hereof;

                 (ii) All of Mortgagor's right, title and interest in and to the oil, gas and other mineral properties described in Exhibit A attached hereto and made a part hereof;

          B. Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other instruments or agreements described in Exhibit A hereto, (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto;

          C. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

          D. All of Mortgagor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including, but not limited to, those contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time; and

          E. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

          F. All of Mortgagor's interest in and to the rights, interests and estates created under those certain servitudes, easements, rights of way, privileges, franchises, prescriptions, licenses, leases, permits and/or other rights described in Exhibit B, attached hereto and made a part hereof, together with any amendments, renewals, extensions, supplements, modifications or other agreements related thereto, and further together with any other servitudes, easements, rights of way, privileges, prescriptions, franchises, licenses, permits and/or other rights (whether presently existing or hereafter created and whether now owned or hereafter acquired by operation of law or otherwise) used, held for use in connection with, or in any way related to the "Gathering Systems", as hereinafter defined, (the rights, interests and estates described in this item F are herein collectively called the "Servitudes");

          G. All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

     TO HAVE AND TO HOLD (a) the Deed of Trust Mortgaged Properties unto the Trustee, and his or her successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth, and (b) the Other Mortgaged Properties unto Mortgagee, and Mortgagee's successors and assigns, upon the terms, provisions and conditions herein set forth (the Deed of Trust Mortgaged Properties and the Other Mortgaged Properties are herein sometimes collectively called the "Mortgaged Properties").

     Section 1.2. Grant of Security Interest. In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Mortgagee a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the Mortgaged Properties and in and to:

          (a) all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties and any products processed or otherwise obtained therefrom (collectively called the "Production"), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), together with all other as-extracted collateral related to the Mortgaged Properties, and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

          (b) without limitation of any other provisions of this Section 1.2, all payments received in lieu of production from the Mortgaged Properties (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, "take or pay" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (b) being herein called "Payments in Lieu of Production");

          (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature, including, without limitation, that which is now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature, including, without limitation, that which is now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

          (d) all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) including, without limitation, those related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, processing, transporting, or marketing of Production (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

          (e) without limiting the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, insofar as they apply to the Mortgaged Properties, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

          (f) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as defined below) now or hereafter in possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, software and other forms of recording or obtaining access to such data;

          (g) all money, documents, instruments, chattel paper (including without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, securities, accounts, payment intangibles, general intangibles, letters of credit, letter-of-credit rights, supporting obligations and rights to payment of money arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property; and

          (h) all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto insofar as they apply to the Mortgaged Properties (all of the properties, rights and interests described in subsections (a), (b), (c), (d), (e), (f) and (g) above and this subsection (h) being herein sometimes collectively called the "Collateral"); and

          (i) all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/ movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the "Property").

     Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Collateral and the grant of the foregoing security interest which are defined in the Colorado Uniform Commercial Code (the "UCC") shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

     Section 1.3. Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

          (a) All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain First Amendment to Purchase and Sale Agreement dated September 11, 2003, by and among Mortgagor, Mortgagee and Edward Mike Davis, L.L.C., and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefore or in restatement, renewal or extension thereof, in whole or in part (such First Amendment to Purchase and Sale Agreement as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefore or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Credit Agreement");

          (b) that certain Promissory Note dated September 11, 2003, by and among Borrower, Mortgagee and Edward Mike Davis, L.L.C., a privately held limited liability company, as from time to time supplemented, amended or modified, and all other notes given in substitution thereforee, or in modification, renewal or extension thereof, in whole or in part (such Promissory Note and all other notes given in substitution thereforee, or in modification, renewal or extension thereof, in whole or in part are herein sometimes collectively called the "Notes");

          (c) All indebtedness and other obligations now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, the Credit Agreement, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the "secured indebtedness" (as hereinafter defined).(the Notes, Credit Agreement, Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents");

          (d) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.3, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     Section 1.4.  Secured Indebtedness.  The indebtedness referred to in
Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefore, in whole or in part, are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby."

                             ARTICLE II.

            Representations, Warranties and Covenants

     Section 2.1.  Mortgagor represents, warrants, and covenants as follows:

          (a) Title and Permitted Encumbrances. Except for any title defects created by, through or under Mortgagee, Mortgagor has, and Mortgagor covenants to maintain, good and defensible title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters known to Mortgagee and affecting the Mortgaged Properties, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for taxes which are not yet delinquent, (iv) liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due, and (v) other interests in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii),
(iv) and (v) being herein called the "Permitted Encumbrances"); Mortgagor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming by through or under Mortgagor, but not otherwise. With respect to each Mortgaged Property, the ownership of Mortgagor in such Mortgaged Property does and will (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such tract equal to not less than the percentage share conveyed from Mortgagee to Mortgagor, (B) cause Mortgagor to be obligated to bear a decimal or percentage share of the cost of exploration, development and operation of such tract of land not greater than the percentage share conveyed from Mortgagee to
Mortgagee   There is not and will not be any financing statement covering any part of the Property on file in any public office naming any party other than Mortgagee as secured party. The listing of Permitted Encumbrances above is made for the purpose of limiting certain warranties and covenants made by Mortgagor herein; such listing is not intended to affect the description herein of the Mortgaged Properties nor to subordinate the liens and security interests hereunder to any Permitted Encumbrances.

          (b) Leases and Contracts; Performance of Obligations. To the best of Mortgagor's knowledge, the oil, gas and/or mineral leases, contracts, servitudes and other agreements forming a part of the Property are in full force and effect, and Mortgagor agrees to so maintain them in full force and effect. To the best of Mortgagor's knowledge, all rents, royalties and other payments due and payable under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of the Property, have been, and will continue to be, properly and timely paid. Mortgagor is not in default with respect to Mortgagor's obligations (and Mortgagor is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Property, where such default could adversely affect the ownership or operation of the Property; Mortgagor will fulfill all such obligations coming due in the future. Mortgagor is not currently accounting (and will not hereafter agree to account) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) less favorable to Mortgagor than proceeds received by Mortgagor (calculated at the well) from sale of production, and there are no situations where Mortgagor is aware that a contingent liability may exist to account on a basis less favorable to Mortgagor than on the basis of proceeds received by Mortgagor (calculated at the well).

          (c) Sale of Production. No Mortgaged Property will become subject to any contractual or other arrangement (i) whereby payment for Production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) or (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for currently existing production sales contracts, processing agreements or transportation agreements, (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be cancelled on 120 days' (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) shall be bona fide arm's length transactions with third parties not affiliated with Mortgagor and shall be at the best price (and on the best terms) available (such price shall, in the case of Production sales which are subject to price controls, be determined giving consideration to such fact). Mortgagor has not received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any "take or pay" or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefore as a result of payments made, or other actions taken, with respect to other properties. Mortgagor will not after the date hereof become "overproduced" (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate), in an amount in excess of Mortgagor's share of gas produced from such well during the preceding four calendar months. No Mortgaged Property will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to such Mortgaged Property without full payment therefore.

          (d) Condition of Personal or Movable Property. The equipment, inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Property will remain in good repair and condition in accordance with prudent industry standards. All of such Property will remain located on the Mortgaged Properties unless sold or otherwise disposed in accordance with the terms of this Mortgage.

          (e) Operation of Mortgaged Properties. The Mortgaged Properties will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances. Mortgagor will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property.

          (f) Sale or Disposal. Mortgagor will not, without the prior written consent of Mortgagee, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures in connection with the abandonment (to which Mortgagee has given its prior written consent) of a well, (ii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures which are (A) obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, and (iii) sales of Production which are made in the ordinary course of business and in compliance with Section 2.1(c) hereof; provided that nothing in clause (iii) shall be construed as limiting Mortgagee's rights under Article III of this Mortgage. Mortgagor shall account fully and faithfully for and, if Mortgagee so elects, shall promptly pay or turn over to Mortgagee the proceeds in whatever form received from disposition in any manner of any of the Property. Mortgagor shall at all times keep the Property and its proceeds separate and distinct from other property of Mortgagor and shall keep accurate and complete records of the Property and its proceeds.

          (g) Ad Valorem and Severance Taxes. Mortgagor will pay and discharge when due and payable, all ad valorem taxes assessed against the Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the Production or the value, or proceeds, of the Production.

          (h) Suits and Claims. To the best of Mortgagor's knowledge, there are no suits, actions, claims, investigations, inquiries, proceedings or demands pending or threatened which affect the Property or Mortgagor's interest therein, and no judicial or administrative actions, suits or proceedings pending or threatened against Mortgagor.

          (i) Environmental. Mortgagor will not cause or permit the Property or Mortgagor to be in violation of, or do anything or permit anything to be done which will subject the Property to any remedial obligations under, or result in noncompliance with applicable permits and licenses under, any applicable federal, state or local laws, orders, rules, or regulations (including, without limitation, the common law) pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances pertaining to the Property ("Applicable Environmental Laws"). Mortgagor will promptly notify Mortgagee in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws. Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property or any adjacent property from the Property and covenants and agrees to keep or cause the Property free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use as is required in the ordinary course of business in compliance with Applicable Environmental
Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery.

          (j) Not Abandon Wells; Participate in Operations. Mortgagor will not, without prior written consent of Mortgagee, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage).

          (k) Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Mortgagee and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

          (l) Fees and Expenses; Indemnity. Mortgagor will reimburse Trustee and Mortgagee for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise of any rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or liens and security interests therein. Mortgagor will indemnify and hold harmless Trustee and Mortgagee from and against (and will reimburse such indemnified parties for) all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by the Trustee or Mortgagee on account of, in connection with, or arising out of the actions taken by the Trustee or Mortgagee necessary or advisable to make make the loan evidenced by the Note, grant this Mortgage, or exercise any rights under the Loan Documents. Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Mortgagee or Trustee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the applicable party or parties.

                 The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released of record, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded. The indemnities described above shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Mortgagee or Trustee shall be a demand obligation owing by Mortgagor to the applicable party or parties and shall be subject to and covered by the provisions of Section 2.3 hereof.

          (m) Insurance. Mortgagor will carry insurance as provided in that certain Purchase and Sale Agreement dated effective August 1, 2003 by and among Mortgagor, Mortgagee and Edward Mike Davis, L.L.C. In the event of any loss under any insurance policies so carried by Mortgagor, Mortgagee shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Mortgagee in its own discretion, of the secured indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Mortgagee is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Mortgagee is hereby appointed Mortgagor's Mortgagee and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title. Notwithstanding anything herein to the contrary, Mortgagor shall at all times maintain adequate insurance against its liability on account of damages to persons or property, which insurance shall be carried by companies of recognized responsibility satisfactory to Mortgagee, and shall be for such amounts and insure against such risks as are customary in the industry for similarly situated businesses and properties. Mortgagor shall at all times maintain cost of regaining control of well insurance and similar insurance to the extent customary in the industry in the pertinent area of operations.

          (n) Further Assurances. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and
(iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

          (o) Name, Place of Business and Formation. Mortgagor has not during the preceding five years, been known by or used any other corporate or partnership, trade or fictitious name. Mortgagor will not cause or permit any change to be made in its name, identity, state of formation, or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Mortgagee of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the liens and security interests in the Property created hereby. Mortgagor's exact name is the name set forth in this Mortgage. Mortgagor's location is as follows:

          Mortgagor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company). Mortgagor is located (as determined pursuant to the UCC) in the state under the laws of which it was organized, which is the State of Colorado.

Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Property (including, particularly, the records with respect to "Production Proceeds", as defined in Section 3.1 hereof, from the Mortgaged Properties) has for the preceding four months, been, and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change), the address set forth opposite the signature of Mortgagor to this Mortgage.

          (p) Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 2.3. Performance on Mortgagor's Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby expressly promises to pay) and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Trustee or Mortgagee pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the rate as provided for past due principal under the Notes (provided that, should applicable law provide for a maximum permissible rate of interest on such amounts, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

                               ARTICLE III.

              Assignment of Production, Accounts, and Proceeds

     Section 3.1. Assignment of Production. Mortgagor does hereby absolutely and unconditionally assign, transfer and set over to Mortgagee all Production which accrues to Mortgagor's interest in the Mortgaged Properties, all proceeds of such Production, and all Payments in Lieu of Production (herein collectively referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds. Mortgagor directs and instructs any and all purchasers of any Production to pay to Mortgagee all of the Production Proceeds accruing to Mortgagor's interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Mortgagee.

     Section 3.2. Effectuating Payment of Production Proceeds to Mortgagee. Independent of the foregoing provisions and authorities herein granted, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Mortgagee or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Mortgagee. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, Mortgagor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Mortgagee. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Mortgagee as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Mortgagee pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

          (a) Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Mortgagee or which Mortgagee may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

          (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Mortgagee;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Mortgagee may be exercised by Mortgagee through any person who, at the time of the execution of the particular instrument, is an officer of Mortgagee. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Mortgagee or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Mortgagee that all the secured indebtedness is fully and finally paid. Mortgagee may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Mortgagee shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

     Section 3.3. Change of Purchaser. To the extent a default has occurred hereunder and is continuing, should any person now or hereafter purchasing or taking Production fail to make payment promptly to Mortgagee of the Production Proceeds, Mortgagee shall, subject to then existing contractual prohibitions, have the right to make, or to require Mortgagor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Mortgagee shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

     Section 3.4. Application of Production Proceeds. So long as no default has occurred hereunder, the Production Proceeds received by Mortgagee during each calendar month shall on the first business day of the next succeeding calendar month (or, at the option of Mortgagee, on any earlier date) be applied by Mortgagee as follows:

          FIRST, to the payment of all secured indebtedness then due and payable, in such manner and order as Mortgagee deems advisable;

          SECOND, to the prepayment of the remainder of the secured indebtedness in such manner and order and to such extent as Mortgagee deems advisable; and

          THIRD, the remainder, if any, of the Production Proceeds shall be paid over to Mortgagor or to Mortgagor's order or to such other parties as may be entitled thereto by law.

After a default hereunder has occurred, all Production Proceeds from time to time in the hands of Mortgagee shall be applied by it toward the payment of all secured indebtedness (principal, interest, attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Mortgagee deems advisable, as allowed by law.

     Section 3.5. Release From Liability. Mortgagee and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each.

     Section 3.6. Mortgagor's Absolute Obligation to Pay Notes. Nothing herein contained shall detract from or limit the obligations of Mortgagor to make prompt payment of the Notes, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

                               ARTICLE IV.

                         Remedies Upon Default

     Section 4.1. Default. The term "default" as used in this Mortgage shall mean the occurrence of any of the following:

          (a) Mortgagor fails to pay any obligation hereunder on or before the date it is due;

          (b) Mortgagor fails to cure any default in the performance or observance of any non-monetary term, covenant, condition or obligation contained in the Note, the Credit Agreement or this Mortgage within twenty
(20) days after receiving notice of such default, provided that such twenty-day period shall be extended for a reasonable period (not to exceed an additional twenty (20) days; if such default can not be cured within twenty
(20) days despite Mortgagor's diligent and good faith efforts, so long as Mortgagor commences cure of such default immediately upon receipt of notice and Mortgagor posts such security for Mortgagor's performance as Mortgagee deems satisfactory and so long as Mortgagor diligently pursues such cure to completion;

          (c) Any representation, covenant or warranty contained in any of the Loan Documents proves to be materially false or misleading;

          (d) Dissolution or termination of the existence of Mortgagor, default on a debt or appointment of a receiver with respect to a significant portion of Mortgagor's property, insolvency or commencement of any proceedings under any bankruptcy or insolvency laws by or against Mortgagor;

          (e) Mortgagor's breach of any material term in that certain Purchase and Sale Agreement dated effective August 1, 2003, by and among Mortgagor, Mortgagee and Edward Mike Davis, L.L.C.

     Section 4.2. Acceleration of Secured Indebtedness. Upon the occurrence of a default, Mortgagee at any time and from time to time may without notice to Mortgagor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Mortgagee may elect.

     Section 4.3. Pre-Foreclosure Remedies. Upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Mortgagee may invoke any and all remedies to dispossess Mortgagor, including, without limitation, summary proceeding or restraining order. Mortgagor agrees to peacefully surrender possession of the Property upon default. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Mortgagee pursuant to this Section 4.3, MORTGAGEE SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF MORTGAGEE (INCLUDING MORTGAGEE'S OWN NEGLIGENCE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT AND BAD FAITH OF MORTGAGEE, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section 4.3.

     Section 4.4.  Foreclosure.

          (a) Upon the occurrence of a default, Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Mortgagee to sell the Deed of Trust Mortgaged Properties, or any part thereof, as an entirety or in parcels as Mortgagee may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

          (b) Upon the occurrence of a default, this Mortgage may be foreclosed as to the Other Mortgaged Properties, or any part thereof, in any manner permitted by applicable law.

     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

     (c) Upon the occurrence of a default, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Uniform Commercial Code of the State of Colorado. Cumulative of the foregoing and the other provisions of this Section 4.4:

                  (i) To the exent permitted by law, Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable;

                  (ii) Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral;

                  (iii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice;

                  (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith);

                  (v)     the expenses of sale provided for in clause FIRST of
Section 4.7 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

                  (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under Section 4.7 as if the same were sales proceeds.

          (d) To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Mortgagee shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute, and the Mortgagee acting under power of sale, may appoint or delegate any one or more persons as Mortgagee to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Notes or the Credit Agreement or any other Loan Document, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of the Mortgagee as to the occurrence of an event, such as an Event of Default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

          (e) As to Property now or hereafter located in, or otherwise subject to the laws of, the State of Louisiana, Mortgagor acknowledges the secured indebtedness, whether now existing or to arise hereafter, and for Mortgagor, Mortgagor's heirs, devisees, personal representatives, successors and assigns, hereby confesses judgment for the full amount of the secured indebtedness in favor of the Mortgagor. Mortgagor further agrees that the Mortgagee may cause all or any part of the Property to be seized and sold after due process of law, the Mortgagor waiving the benefit of all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that all or any part of the Property may be sold without appraisement, either in its entirety or in lots and parcels, as the Mortgagee may determine, to the highest bidder for cash or on such terms as the plaintiff in such proceedings may direct. To the extent allowed by law, Mortgagor hereby waives (i) the benefit of appraisement; and (ii) demand and notice of demand.

     Section 4.5. Effective as Mortgage. As to the Deed of Trust Mortgaged Properties, this instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to the Deed of Trust Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Mortgagee. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Mortgagor hereby mortgages the Deed of Trust Mortgaged Properties to Mortgagee. In the event a foreclosure hereunder as to the Deed of Trust Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Mortgagee may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Mortgagee should institute a suit for the foreclosure of this Mortgage, Mortgagee may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor, to sell the Deed of Trust Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

     Section 4.6. Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefore by Mortgagee, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Mortgagee under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date of making such advancement by Mortgagee until paid, at the rate described in
Section 2.3 hereof.

     Section 4.7. Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

          FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding and including but not limited to a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section 4.4(a);

          SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed under this Mortgage) in such manner and order as Mortgagee may elect; and

          THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.8. Mortgagor as Purchaser. Mortgagor shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and Mortgagor purchasing at any such sale shall have the right to credit upon the amount of the bid made therefore, to the extent necessary to satisfy such bid, the secured indebtedness owing to Mortgagor.

     Section 4.9. Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.10. Discretion as to Security. Mortgagee may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 4.11. Mortgagor's Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

                               ARTICLE V.

                             Miscellaneous

     Section 5.1. Scope of Mortgage. This Mortgage is a deed of trust and mortgage of both real/immovable and personal/movable property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

     Section 5.2. Effective as a Financing Statement. This Mortgage, among other things, covers goods which are or are to become fixtures related to the real property described herein, and covers as-extracted collateral related to the real property described herein. This Mortgage shall be effective as a financing statement (i) filed as a fixture filing with respect to all fixtures included within the Property, (ii) covering as-extracted collateral with respect to all as-extracted collateral included within the Property (including, without limitation, all oil, gas, other minerals and other substances of value which may be extracted from the earth and all accounts arising out of the sale at the wellhead thereof), and (iii) covering all other Property. This Mortgage is to be filed for record in the real/immovable property records of each county where any part of the Mortgaged Properties is situated The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage nor its effectiveness as a financing statement covering any type of Property.

     Section 5.3. Reproduction of Mortgage as Financing Statement; Authorization to File. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any purpose.

     Section 5.4. Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Mortgagee may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

     Section 5.5. Waivers. Mortgagee may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Trustee. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

     Section 5.6. No Impairment of Security. The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     Section 5.7. Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 5.8. Mortgagor's Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

     Section 5.9. Place of Payment. All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Credit Agreement (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.

     Section 5.10. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 5.11. Compliance With Usury Laws. It is the intent of Mortgagor, Mortgagee and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect.
In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein or in the other Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

     Section 5.12. Release of Mortgage. If all of the secured indebtedness be paid as the same becomes due and payable, all other requirements of the Credit Agreement are satisfied and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and if neither the Mortgagor nor Mortgagee is bound to the other or to any third person to permit any obligation or secured indebtedness to be incurred then or thereafter, then, upon thirty (30) days prior written notice (or such lesser number of days as may be mandated by applicable law), the Mortgagor may request that this Mortgage be terminated. Upon such termination the Mortgagor may further request that a written act of release of this Mortgage be provided (except this mortgage shall be reinstated to the extent expressly provided herein, and will continue with respect to indemnification and other rights which are to continue following the release hereof). Mortgagee agrees to deliver such an act of release (subject to the foregoing limitation), all at the cost and expense of the Mortgagor, within thirty (30) days (or such lesser number of days as may be mandated by applicable law) of receiving such request unless Mortgagee in good faith, has cause to believe that Mortgagor is not entitled to a termination of this Mortgage. Notwithstanding the foregoing, it is understood and agreed that certain indemnifications, and other rights, which are provided herein to continue following the release hereof, shall continue in effect notwithstanding such release; and provided that if any payment to Mortgagee, is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason Mortgagee, is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments.

     Section 5.13. Notices. All notices and communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly made when actually delivered, including delivery by courier, facsimile, telecopy, or other electronic medium, or if mailed by registered or certified mail, postage prepaid, addressed as follows:

MORTGAGOR:

EDWARD MIKE DAVIS, an unmarried man and EDWARD MIKE DAVIS, L.L.C.
200 Rancho Circle
Las Vegas, Nevada  89107
Attn:  Mr. Edward Mike Davis
Telephone:  (702) 877-5678
Facsimile:  (702) 877-0272
E-Mail:  emd200@hotmail.com

And

730 17th Street, Suite 450
Denver, Colorado 80202
Attn:  Mr. Edward Mike Davis
Telephone:  (720) 946-6700
Facsimile:  (720) 946-6801
E-Mail:  kevin@emdllc.com

With a Copy to:

Law Offices of Welborn Sullivan Meck & Tooley, P.C.
821 17th Street, Suite 500
Denver, Colorado 80202
Attn:  Stephen J. Sullivan, Esq.
Telephone:  (303) 830-2500
Facsimile:  (303) 832-2366
E-Mail:  ssullivan@wsmtlaw.com

BUYER:

DELTA PETROLEUM CORPORATION
475 17th Street, Suite 1400
Denver, Colorado 80202
Attn: Roger A. Parker, President and Chief Executive Officer
Telephone:  (303) 293-9133
Facsimile:  (303) 298-8251
E-Mail:  roger@deltapetro.com

With a Copy To:
Krys Boyle, P.C.
600 17th Street, Suite 2700, South Tower
Denver, Colorado 80202
Attn:  Stanley F. Freedman, Esq.
Telephone:  (303) 893-2300
Facsimile:  (303) 893-2882
E-Mail:  tfreedman@krysboyle.com

     Either Party may, by written notice so delivered to the other, change the address, telephone number, facsimile number or e-mail address to which delivery shall thereafter be made.

     Section 5.14. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.15. Gender; Titles. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section 5.16. Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefore and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.17. Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Notes and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

     Section 5.18. Certain Consents. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

     Section 5.19. Certain Obligations of Mortgagor. Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder and the indebtedness secured hereby shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section 5.20. Authority of Mortgagee. Mortgagee may, by agreement among them, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties and parishes as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including, without limitation, appointment of substitute or successor trustee, or trustees, hereunder and the bidding in of all or any part of the secured indebtedness held by Mortgagee, whether the same be conducted under the provisions hereof or otherwise) of Mortgagee, without inquiry into any such agreements or the existence of required consent or approval of Mortgageeand without the joinder of any party other than Mortgagee in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Mortgagee.

     Section 5.21. Counterparts. This Agreement may be executed in counterparts, each of which shall be binding upon the party executing it when executed by said party. Receipt of a signed copy by facsimile shall constitute notice of acceptance of the terms of this Contract by the party who signed the facsimile copy.

     Section 5.22. Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and Trustee and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor, Mortgagee or Trustee shall be deemed to include all such successors and assigns.

     Section 5.23. Final Agreement of the Parties. The written loan documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     Section 5.24. Choice of law. Without regard to principles of conflicts of law, this Mortgage shall be construed and enforced in accordance with and governed by the laws of the State of Colorado.

     Section 5.25. Reliance on Certificate or Statement of Mortgagee. All third parties may rely upon a certificate or statement of the Mortgagee as to the occurrence of any act or event, including but not limited to, the occurrence of a default hereunder, or the occurrence of an Event of Default under the Credit Agreement.

     EXECUTED in duplicate this _____ day of September, 2003.

                                     MORTGAGOR:
                                     DELTA PETROLEUM CORPORATION


                                     __________________________________
                                     Roger A. Parker
                                     President and Chief Executive Officer
ACKNOWLEDGEMENT

STATE OF COLORADO         )
  CITY AND                )    ss.
COUNTY OF DENVER          )

The foregoing instrument was acknowledged before this _______day of September, 2003, by Roger A. Parker as president and chief executive officer of Delta Petroleum Corporation, on behalf of said corporation.


Witness my hand and official seal.         ______________________________
                                                    Notary Public

My Commission Expires: _______________